Property, Plant and Equipment	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT:

A.	The composition of assets, grouped by major classifications and accumulated depreciation, is as follows (U.S. dollars in thousands):

	December 31
	2023	2022
Cost:
Plant (new production facility)	$4,568	$1,782
Computers and equipment	649	635
Leasehold improvements	445	458
Office furniture and equipment	144	148
Vehicles	13	152
	5,819	3,175
Less – Accumulated depreciation	(1,256)	(1,297)
Property, Plant and Equipment, Net	$4,563	$1,878

Depreciation expenses totaled $120 thousand, $239 thousand and $250 thousand for the years ended December 31, 2023, 2022 and 2021, respectively.

During the year ended December 31, 2023, 2022 and 2021, the Company disposed of property and equipment in the net amount of $8 thousand, $704 thousand and $311 thousand, respectively.

As of December 31, 2023 and 2022, all the property, plant and equipment is located in Israel.

B.	New production facility in Dimona

In August 2022, the Company began the construction of its newly upgraded production facility in Dimona, Israel, which is planned to be operational in the first half of 2024. Accordingly, the Company has reassessed the period of the expected lease term in Dimona to include the option period (two additional years) under such lease and recognized an additional $443 thousand in respect of the right of use asset and lease liability.

The new production facility, which has not yet commenced operations (and therefore is not yet depreciated), will include inter-connectivity and smart automation of production in the production of bGen TES modules. Consequently, as part of the transitioning to the new production facility, the Company reassessed the remaining life and recoverability of the old production line and its components, and recognized a write down of parts that cannot be utilized in the new facility to their fair value, resulting in a loss recognition of $ 704 thousand (presented among “other expenses” in 2022).

As of December 31, 2023, the total amount of the facility under construction, including capitalized borrowing costs of $197 thousand, amounts to $4,098 thousand.

C.	Rotem 1 project

The Rotem 1 project, owned and executed by the subsidiary Brenmiller Energy (Rotem) Ltd. (“Brenmiller Rotem”), was started and planned as a facility for generating electricity to be sold to the Israel Electricity Corporation (IEC). This project was abandoned following the Company’s decision to focus on its core technology other than the initialization and operation of power plants. From December 31, 2020 onwards, the facility is presented on the basis of the net realizable value of its main asset (presented as “other asset” in the balance sheet).

In 2022, following an agreement reached with the lessor of the land (on which the project was built), the Company completed vacating the premises and the land was returned to the lessor, after dismantling the facility. Following this, Brenmiller Rotem ceased its operations, and is conducting negotiations with potential buyers in respect of the remaining asset.

Net loss derived from the closure of Rotem 1 project, as presented in the statement of comprehensive loss for the year 2022, is comprised of a write-down loss in the amount of $360 thousand, of the equipment above, vacating expenses of $16 thousand, net of lease termination gain of $125 thousand.